SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2017

CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

000-16084	23-2951943
(Commission file number)	(IRS employer ID)

90-92 Main Street, Wellsboro, Pennsylvania	16901
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (570) 724-3411

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)       On June 26, 2017, Citizens & Northern Corporation (the "Corporation") and its wholly-owned subsidiary, Citizens & Northern Bank (the "Bank"), and J. Bradley Scovill, President and CEO of the Corporation and the Bank, entered into an amendment to Mr. Scovill's existing Employment Agreement which extends the end date of the initial Employment Period under the Employment Agreement by one (1) year from March 1, 2018 until March 1, 2019.

In all other respects, the Employment Agreement, as amended, remains in full force and effect.

The above summary of the amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached here as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)       Exhibits.

    10.1       Amendment No. 1 to Employment Agreement by and among Citizens & Northern Corporation, Citizens & Northern Bank and J. Bradley Scovill, dated June 26, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS & NORTHERN CORPORATION

Date: June 27, 2017	By:	/s/ Mark A. Hughes
Treasurer and Chief Financial Officer

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